UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SEAPORT GLOBAL ACQUISITION II CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SEAPORT GLOBAL ACQUISITION II CORP.

360 Madison Avenue, 23rd Floor
New York, NY 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 14, 2023

TO THE STOCKHOLDERS OF SEAPORT GLOBAL ACQUISITION II CORP.:

You are cordially invited to attend a special meeting of stockholders of Seaport Global Acquisition II Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at 9:30 AM Eastern Time on August 14, 2023.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast register to attend at https://www.cstproxy.com/seaportglobalacquisition2/sm2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
+1 857-999-9155 (standard rates apply)
Conference ID: 8737543#

Please be sure to follow instructions found on your proxy card. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

To ask a question pertaining to the business of the Special Meeting, stockholders must submit it in advance of the Special Meeting. Questions may be submitted until 5:00 p.m., Eastern Time, on August 7, 2023. Each stockholder will be limited to no more than one question.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote online or by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are in the proxy materials you received for the Special Meeting.

The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•	Proposal 1 – Extension Amendment Proposal: A proposal to amend the Company’s amended and restated certificate of incorporation (as amended by that certain amendment to the amended and restated certificate of incorporation dated as of February 14, 2023, the “Amended and Restated Certificate of Incorporation”) by allowing us to extend the date by which we have to consummate a business combination (the “Combination Period”) from August 19, 2023 to February 19, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis by an additional one month each time after August 19, 2023, until February 19, 2024, or a total of up to six months after August 19, 2023, or such earlier date as determined by our board of directors (the “Board”), which we refer to as the “Extension” and such later date, the “Extended Date,” or if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering. A copy of the proposed amendment, which we refer to as the “Extension Amendment,” is set forth in Annex A to the accompanying Proxy Statement.

•	Proposal 2 – Trust Amendment Proposal: A proposal to amend the Investment Management Trust Agreement, dated November 17, 2021, (as amended on February 14, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to authorize the Extension and its implementation by the Company (the “Trust Amendment Proposal” and, together the Extension Amendment Proposal, the “Extension Proposals”).

•	Proposal 3 – Redemption Limitaion Amendment Proposal: A proposal to amend the Company’s Amended and Restated Certificate of Incorpoation, in the form set forth in Annex A to the accompanying Proxy Statement (the “Redemption Limitation Amendment”) to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal” and together with the Extension Proposals, the “Proposals”).

On June 1, 2023, we entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among Lithium Merger Sub, Inc., a Delaware corporation and our wholly-owned subsidiary (“Merger Sub”), and American Battery Materials, Inc. (OTC Pink: BLTH), a Delaware corporation (“ABM”). Pursuant to the Merger Agreement, Merger Sub will merge with and into ABM, with ABM surviving the merger (the “Business Combination”). As a result of the Business Combination, ABM will become a wholly-owned subsidiary of SGII, with the stockholders of ABM becoming stockholders of SGII.

On July 14, 2023, the Company, Merger Sub and ABM (collectively, the “Parties”) entered into Amendment No. 1 to the Merger Agreement (the “Amendment”). Pursuant to the Amendment, the Parties agreed to (i) reduce the value of the shares of the Company’s common stock to be paid as consideration to ABM’s stockholders from $160 million to $120 million, (ii) extend the Merger Agreement’s termination date from August 19, 2023 to February 19, 2024; and (iii) amend the Merger Agreement to fund one-half of the additional payment into trust (i.e., $0.015 per share by ABM) that the Company intends to make in connection with the Extension. If ABM fails to make any such contribution that is subsequently funded by the Company (each, a “Contribution Shortfall”), then ABM shall issue to Seaport Global SPAC II, LLC, (the “Sponsor”) a number of shares with value equal to two times the amount of all Contribution Shortfalls either (a) if the transactions under the Merger Agreement close, of the post-business combination company or (b) if the transactions under the Merger Agreement do not close, of ABM.

If the stockholders approve the Extension Amendment Proposal and the Extension Amendment becomes effective, for each public share that is not redeemed by the stockholders in connection with the Extension (collectively, the “Remaining Shares”, each, a “Remaining Share”), the Company will deposit (or cause to be deposited) $0.04 per share in the Trust Account for each one-month extension (each, an “Extension Payment” and collectively, the “Extension Payments”). ABM has agreed that it will contribute to the Company each month for purposes of the Extension Payments an amount equivalent to $0.015 per Remaining Share. For further details, see “Proposal One — The Extension Amendment Proposal”. Each Extension Payment will be deposited as additional interest on the proceeds in the Trust Account and will be distributed pro rata as a part of redemption amount to each Remaining Share in connection with a future redemption. The first Extension Payment after the approval of the Extension Amendment Proposal must be made prior to August 19, 2023.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The purpose of the Proposals is to allow us additional time and flexibility to complete the Business Combination. Each of the Proposals are more fully described in the accompanying Proxy Statement.

While we currently have until August 19, 2023 to complete the Business Combination, our Board currently believes that there will not be sufficient time before August 19, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment. The purpose of the Extension is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders.

In connection with the Extension Proposals stockholders who own shares of our common stock issued in our IPO (we refer to such stockholders as “public stockholders” and such shares as “public shares”) may elect to redeem all or a portion of their public shares even if they vote for, or do not vote on, the Extension Proposals. If such stockholders elect to redeem, the redemption will be for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We refer to the election to redeem public shares in connection with the Extension Proposals as the “Election.” If the Extension Proposals are approved by the requisite vote of stockholders, holders of public shares who do not make the Election will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders for approval, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. For a description of these redemption rights and the procedure for electing redemption, see “PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL – Redemption Rights.”

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To exercise your redemption rights, you must demand that the Company redeem all or a portion of your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two (2) business days prior to the Special Meeting (or August 10, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Proposals are not approved by August 19, 2023, we will dissolve and liquidate in accordance with the Amended and Restated Certificate of Incorporation.

Our Board has fixed the close of business on July 20, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Based upon the current amount in the Trust Account, the Company estimates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.56 before deduction for taxes payable at the time of the Special Meeting. The closing price of the Company’s common stock on July 20, 2023 was $10.50. The Company cannot assure stockholders that they will be able to sell their shares of the Company in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem all or a portion of your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem all or a portion of your public shares for cash in the event the Business Combination is approved and completed, or if we have not consummated the Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal, and the Redemption Limitation Amendment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, and the Redemption Limitation Amendment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

July 25, 2023	By Order of the Board of Directors

/s/ Stephen Smith
Stephen Smith
Chairman of the Board

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Your vote is important. If you are a stockholder of record, please vote online or by telephone, or sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal and Redemption Limitation Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal and Redemption Limitation Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 14, 2023: This notice of meeting and the accompanying Proxy Statement are available at : https://www.cstproxy.com/seaportglobalacquisition2/sm2023.

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SEAPORT GLOBAL ACQUISITION II CORP.
360 Madison Avenue, 23rd Floor
New York, NY 10017

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 14, 2023

PROXY STATEMENT

The Special Meeting of stockholders of Seaport Global Acquisition II Corp., which we refer to as “we”, “us”, “our” or the “Company”, will be held at 9:30 AM Eastern Time on August 14, 2023, as a virtual meeting. The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast register to attend at https://www.cstproxy.com/seaportglobalacquisition2/sm2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
+1 857-999-9155 (standard rates apply)
Conference ID: 8737543#

Please be sure to follow instructions found on your proxy card. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•	Proposal 1: The Extentsion Amendment Proposal to amend the Company’s Amended and Restated Certificate of Incorporation by allowing us to extend the Combination Period from August 19, 2023 to February 19, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis by an additional one month each time after August 19, 2023, until February 19, 2024, or a total of up to six months after August 19, 2023, or such earlier date as determined by our Board, or if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering. A copy of the Extension Amendment is set forth in Annex A to the accompanying Proxy Statement.

•	Proposal 2 – Trust Amendment Proposal: A proposal to amend the Trust Agreement, by and between the Company and Trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to authorize the Extension and its implementation by the Company.

•	Proposal 3: The Redemption Limitaion Amendment proposal to amend the Company’s Amended and Restated Certificate of Incorpoation to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation. A copy of the Redemption Limitation Amendment is set forth in Annex A to the accompanying Proxy Statement.

On June 1, 2023, we entered into the Merger Agreement by and among Merger Sub, and ABM. Pursuant to the Merger Agreement, Merger Sub will merge with and into ABM, with ABM surviving the merger.. As a result of the Business Combination, ABM will become a wholly-owned subsidiary of SGII, with the stockholders of ABM becoming stockholders of SGII.

On July 14, 2023, the Company, Merger Sub and ABM entered into the Amendment. Pursuant to the Amendment, the Parties agreed to (i) reduce the value of the shares of the Company’s common stock to be paid as consideration to ABM’s stockholders from $160 million to $120 million, (ii) extend the Merger Agreement’s termination date from August 19, 2023 to February 19, 2024; and (iii) amend the Merger Agreement to fund one-half of the additional payment into trust (i.e., $0.015 per share by ABM) that the Company intends to make in connection with the Extension. If ABM fails to make any such contribution that is subsequently funded by the Company, then ABM shall issue to the Sponsor a number of shares with value equal to two times the amount of all Contribution Shortfalls either (a) if the transactions under the Merger Agreement close, of the post-business combination company or (b) if the transactions under the Merger Agreement do not close, of ABM.

If the stockholders approve the Extension Amendment Proposal and the Extension Amendment becomes effective, for each Remaining Share the Company will deposit (or cause to be deposited) $0.04 per share in the Trust Account for each one-month extension. ABM has agreed that it will contribute to the Company each month for purposes of the Extension Payments an amount equivalent to $0.015 per Remaining Share. For further details, see “Proposal One — The Extension Amendment Proposal”. Each Extension Payment will be deposited as additional interest on the proceeds in the Trust Account and will be distributed pro rata as a part of redemption amount to each Remaining Share in connection with a future redemption. The first Extension Payment after the approval of the Extension Amendment Proposal must be made prior to August 19, 2023.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The purpose of the Proposals is to allow us additional time and flexibility to complete our initial business combination. Each of the Proposals are more fully described in the accompanying Proxy Statement.

In connection with the Extension Proposals, stockholders who own shares of our common stock issued in our IPO (we refer to such stockholders as “public stockholders” and such shares as “public shares”) may elect to redeem all or a portion of their public shares even if they vote for, or do not vote on, the Extension Proposals. If such stockholders elect to redeem, the redemption will be for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. If the Extension Proposals are approved by the requisite vote of stockholders, holders of public shares who do not make the Election will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders for approval, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. The Sponsor owns 3,393,750 shares of our common stock that were issued prior to our IPO, which shares we refer to as “Founder Shares.” The Founder Shares are not subject to redemption pursuant to the Election.

To exercise your redemption rights, you must demand that the Company redeem all or a portion of your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two (2) business days prior to the Special Meeting (or August 10, 2023). The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $44.9 million that was in the Trust Account as of July 20, 2023. In such event, the Company may need to obtain additional funds to complete the Business Combination or another initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. In consideration of the Extension Proposals, the Company’s stockholders should be aware that if the Extension Proposals are approved (and not abandoned), the Company will incur additional expenses in seeking to complete the Business Combination, in addition to the Extension Payment.

If the Extension Proposals are not approved by August 19, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 3,393,750 Founder Shares that were issued prior to our IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

The affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve each of the Proposals. Notwithstanding stockholder approval of the Proposals, our Board will retain the right to abandon and not implement the Extension Amendment or the Redemption Limitation Amendment at any time without any further action by our stockholders.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.15 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act.” Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we estimate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.56 before deduction for taxes payable. Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.15, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a sixty- (60) day notice period during which any third-party claims can be brought against the corporation, a ninety- (90) day period during which the corporation may reject any claims brought, and an additional one hundred fifty- (150) day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten (10) years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Proposals are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price (such per-share price being equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares) and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on the Business Combination through the Extended Date if the Extension Proposals are approved.

Our Board has fixed the close of business on July 20, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date for the Special Meeting, there were 7,843,498 shares of common stock outstanding. The Company’s warrants do not have voting rights in connection with the Proposals.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We have retained Advantage Proxy, Inc. (“Advantage”), a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Advantage will be paid by us. We estimate that Advantage’s fees will be approximately $7,500 plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated July 25, 2023 and is first being mailed to stockholders on or about July 26, 2023.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In November 2021, we consummated our IPO from which we derived aggregate gross proceeds of $143.75 million. The amount in the Trust Account was initially $10.15 per public share. Like most blank check companies, our Amended and Restated Certificate of Incorporation provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination consummated on or before a certain date (in our case, August 19, 2023). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination.

The purpose of the Proposals is to allow us additional time and flexibility to complete a Business Combination.

What is being voted on?

You are being asked to vote on:

•               a proposal to amend our Amended and Restated Certificate of Incorporation to extend the date by which we have to consummate a business combination for an initial period from August 19, 2023 to the Extended Date;

•               a proposal to amend the Trust Agreement to authorize the Extension and its implementation by the Company; and

•               a proposal to amend our Amended and Restated Certificate of Incorporation to eliminate from the Amended and Restated Certificate of Incorporation the limitation that the Company may not redeem its Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

Why is the Company proposing the Extension Proposals?

The purpose of the Extension Proposals is to allow us additional time to complete the Business Combination. However, even if the Extension Proposals are approved, there is no assurance that the Company will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination.

The Company believes that given its expenditure of time, effort and money on finding the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Proposals to amend our Amended and Restated Certificate of Incorporation in the form set forth in Annex A hereto, respectively, to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO for an initial period from August 19, 2023 to the Extended Date (or such earlier date as determined by the Board).

Why is the Company proposing the Redemption Limitation Amendment Proposal?	The purpose of the Redemption Limitation Amendment Proposal to eliminate from the Amended and Restated Certificate of Incorporation the limitation that the Company may not redeem its Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation and proceed with the Extension.

Are the proposals conditioned on one another?

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. Approval of each of the Extension Proposals, and, if necessary, the Redemption Limitation Amendment Proposal, are required for the full implementation of our Board’s plan to extend the date that we have to complete our Business Combination. Approval of the Extension Proposals and, if necessary because redemptions of Public Shares exceed the Redemption Limitation, the Redemption Limitation Amendment Proposal are conditions to the implementation of the Extension. If, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient votes from the holders of Common Stock to approve the Extension Proposals and/or, if necessary, the Redemption Limitation Amendment Proposal, the Company may move to adjourn the Stockholder Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Stockholder Meeting in the event that the Board determines before the Stockholder Meeting that is not necessary or no longer desirable to proceed with the Extension Proposals and/or the Redemption Limitation Amendment Proposal.

You are not being asked to vote on the Business combination at this time. If the Extension is implemented and you do not elect to redeem all or a portion of your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem all or a portion of your public shares for cash in the event the Business Combination is approved and completed. You will also be entitled to receive your share of the funds in the Trust Account if we have not consummated a business combination by the Extended Date.

Why should I vote “FOR” the Extension Proposals?

Our Board believes that our stockholders should have an opportunity to consider the Business Combination. Accordingly, the Extension is intended to give our stockholders that opportunity, and to give the Company the opportunity to complete the Business Combination.

Moreover, voting FOR the Extension Proposals will not affect your right to seek redemption of your public shares in connection with the vote to approve the Business Combination. Our Amended and Restated Certificate of Incorporation provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our Business Combination before August 19, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter.

Our Board recommends that you vote in favor of each of the Extension Proposals.

If the Extension Proposals are approved and the Extension is implemented, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portions of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating the Business Combination on or before the Extended Date. The removal of the Withdrawal Amount from the Trust Account in connection with the redemption of public shares will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $44.9 million that was in the Trust Account as of July 20, 2023. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. In consideration of the Extension Proposals, the Company’s stockholders should be aware that if the Extension Proposals is approved (and not abandoned), the Company will incur additional expenses in seeking to complete the Business Combination, in addition to the Extension Payment.

If the Extension Proposals are not approved, and we have not consummated the Business Combination by August 19, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Amended and Restated Certificate of Incorporation the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemptions would exceed the Redemption Limitation and proceed with the Extension, which will provide the Company greater flexibility to consummate the Business Combination. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to carry out redemptions irrespective of the Redemption Limitation.

The Board unanimously recommends that you vote in favor of the Redemption Limitation Amendment Proposal.

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?	Yes. Unless you elect to redeem all or a portion of your public shares in connection with the Extension, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. You will retain your right to redeem all or a portion of your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our charter.

How do I redeem my shares of common stock in connection with the Extension Amendment Proposal?

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on August 10, 2023 (two business days before the Special Meeting) tender your shares electronically or physically and submit a request in writing that we redeem all or a portion of your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

What is the Extension Payment and how does it impact the redemption price?

If the stockholders approve the Extension Amendment Proposal and the Extension Amendment becomes effective, for each Remaining Share the Company will deposit (or cause to be deposited) $0.04 per share in the Trust Account for each one-month extension. ABM has agreed that it will contribute to the Company each month for purposes of the Extension Payments an amount equivalent to $0.015 per Remaining Share. For further details, see “Proposal One — The Extension Amendment Proposal”. Each Extension Payment will be deposited as additional interest on the proceeds in the Trust Account and will be distributed pro rata as a part of redemption amount to each Remaining Share in connection with a future redemption. The first Extension Payment after the approval of the Extension Amendment Proposal must be made prior to August 19, 2023.

The per-share pro rata portion of the trust account on the Record Date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $10.56. If the Extension is approved, the redemption amount per share at the meeting for a potential merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination or the Company’s subsequent liquidation will be approximately $10.80, including the Extension Payments of per share. If you are a public shareholder and elect not to redeem the shares of Common Stock in connection with the Extension, you may be entitled to a redemption price of $10.80 (assuming the full amount of the Extension Payments) in comparison to the current redemption amount of $10.56 per share (solely based on the redemption price as of the current Record Date).

When would the Board abandon the Extension Proposals?	Our Board will abandon the Extension if our stockholders do not approve the Extension Proposals. In addition, notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?	All of our directors, executive officers and their respective affiliates, including our Sponsor, are expected to vote all shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Proposals. Currently, our directors, executive officers and their respective affiliates, including our Sponsor, own 3,393,750 Founder Shares, representing approximately 43% of our issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Proposals.

What vote is required to adopt the Proposals?	The approval of each of the Proposals will require the affirmative vote of holders of at least 65% of our shares of common stock outstanding on the record date.

What if I don’t want to vote “FOR” the Proposals?	If you do not want one of the Proposals to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem all or a portion of your public shares for cash in connection with the Extension Amendment Proposal whether or not you vote on the Extension Amendment Proposal so long as you make a timely election to redeem all or a portion of your public shares as described under “How do I redeem my shares of common stock in connection with the Extension Amendment Proposal?”. If the Extension Proposals are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Proposals are not approved?

Our Board will abandon the Extension if our stockholders do not approve the Extension Proposals.

If the Extension Proposals are not approved, and we have not consummated the Business Combination by August 19, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and warrants.

What happens if the Redemption Limitation Amendment Proposal are not approved?

If the Redemption Limitation Amendment Proposal is not approved, we will not amend our Amended and Restated Certificate of Incorporation to eliminate the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemptions would exceed the Redemption Limitation.

If the Extension Proposals are approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemption of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into nonredemption agreements with certain of our significant stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A common stock. Any shares of our Class A common stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals set forth in this proxy statement. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any Public Shares.

In such case, Public Shares that a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their Public Shares redeemed for cash if we have not completed an initial business combination by August 19, 2023.

If the Extension Proposals are approved, what happens next?	We are seeking the Extension to provide us time to complete the Business Combination. Our efforts to complete the Business Combination will involve: • completing proxy materials;

•               establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders; and

•               holding a special meeting of stockholders to consider the Business Combination.

We are seeking approval of the CProposals because we will not be able to complete all of the tasks listed above prior to August 19, 2023. If the Proposals are approved, we expect to seek stockholder approval of the Business Combination at a later date.

Upon approval of each of the Proposals by holders of at least 65% of the common stock outstanding as of the record date, we will file an amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in the forms set forth in Annex A hereto, and will enter into an amendment to Continental Stock Transfer & Trust Company in for form set forth in Annex B hereto. We will remain a reporting company under the Exchange Act and our common stock, public warrants will remain publicly traded.

We cannot predict the amount that will remain in the Trust Account following the redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $44.9 million that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

What happens to the Company’s warrants if the Extension Proposals are not approved?	If the Extension Proposals are not approved and we have not consummated the Business Combination by August 19, 2023, there will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Proposals are approved?	If the Extension Proposals are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate the Business Combination until the Extended Date. The public warrants will remain outstanding and only become exercisable thirty (30) days after the completion of a business combination, provided there is an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

How do I attend the meeting?

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast register to attend at https://www.cstproxy.com/seaportglobalacquisition2/sm2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
+1 857-999-9155(standard rates apply)
Conference ID: 8737543#

Please be sure to follow instructions found on your proxy card. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. If you are a beneficial owner who holds shares in “street name” through a bank, broker or other nominee and wishes to obtain a legal proxy in order to cast a vote during the meeting, you will need to contact the record holder (that is, your bank, broker or other nominee) to obtain a legal proxy.

How do I change or revoke my vote?	You may change your vote by timely submitting a proxy with new voting instructions online or by telephone or by timely delivering a later-dated, signed proxy card so that it is received prior to the Special Meeting, or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Proposals must be approved by the affirmative vote of at least 65% of the shares of our common stock outstanding as of the record date, including the Founder Shares. Accordingly, a Company stockholder’s failure to vote by proxy or online at the Special Meeting or an abstention with respect to any of the Proposals will have the same effect as a vote “AGAINST” such proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe both of the proposals presented to the stockholders at the Special Meeting will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 3,921,750 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on July 20, 2023, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 7,843,498 shares of our common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to submit your proxy vote either online, by telephone, or by filling out and returning the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Proposals?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Proposals. The Board recommends that our stockholders vote “FOR” the Proposals.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 3,393,750 Founder Shares (purchased for $25,000), which unlike public shares have no redemption rights, and 7,531,250 warrants (purchased for $7,531,250). These Founder Shares and warrants would expire worthless if a business combination is not consummated. See the section entitled “PROPOSAL NO 1 – THE EXTENSION AMENDMENT PROPOSAL — Interests of our Sponsor, Directors and Officers”.

Do I have appraisal rights if I object to the Proposals?	Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. Any customary fees of Advantage will be paid by us. We estimate that Advantage’s fees will be approximately $7,500 plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension Proposals are approved, we do not expect such payments to have a material effect on our ability to consummate the Business Combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact Advantage Proxy, Inc. at (877) 870-8565 (toll free), or brokers and banks may call collect (206) 870-8565. You may contact Advantage by email at ksmith@advantageproxy.com. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 4, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, we can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The Excise Tax included in the Inflation Reduction Act may decrease the value of our securities, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (“IRA”), which, among other things, imposes a 1% Excise Tax on the fair market value of stock repurchased by a domestic corporation beginning in 2023, with certain exceptions. Because we are a Delaware corporation and our securities trade on the Nasdaq Stock Market, we are a “covered corporation” within the meaning of the Inflation Reduction Act. While not free from doubt, it is possible that the Excise Tax will apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination and any amendment to our certificate of incorporation to extend the time to consummate an initial business combination, unless an exemption is available. Issuances of securities in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination) are expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same taxable year (generally by the value of the securities issued), but the value of the securities redeemed may exceed the value of the securities issued.

Consequently, the value of your investment in our securities may decrease as a result of the Excise Tax. In addition, the Excise Tax may make a transaction with us less appealing to potential business combination targets, and thus potentially hinder our ability to enter into and consummate an initial business combination, particularly an initial business combination in which substantial PIPE issuances are not contemplated. Further, the application of the Excise Tax in the event of a liquidation is uncertain absent further guidance.

Except for franchise and income taxes, the proceeds placed in the trust account in connection with the Company’s initial public offering and any extension payments, as well as any interest earned thereon, shall not be used to pay for potential excise taxes or any other fees or taxes that may be levied on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due under the IRA on any redemptions or stock buybacks by the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act of 1940 (the “Investment Company Act”), though we intend to continue to invest the funds in the Trust Account in securities until at least the 24-month anniversary of our initial public offering, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including, without limitation, restrictions on the nature of our investments, restrictions on the issuance of securities, and restrictions on the enforceability of agreements entered into by us, each of which may make it difficult for us to complete the Business Combination. In addition, we may have imposed upon us burdensome requirements, including, without limitation, registration as an investment company with the SEC (which may be impractical and would require significant changes in, among other things, our capital structure); adoption of a specific form of corporate structure; and reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

The SPAC Rule Proposals under the Investment Company Act would provide a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than November 19, 2023, 24 months after the effective date of its registration statement for its initial public offering. We may in the future be subject to a claim that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we would be forced to abandon our efforts to complete an initial business combination and required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including any potential appreciation in the value of the stock of the post-business combination company, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, on 24-month anniversary of the effective date of the registration statement for our IPO, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement for our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to November 19, 2023, the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time subsequent to November 19, 2023, the 24-month anniversary, and instead hold all funds in the Trust Account in cash in an interest-bearing demand deposit account at a U.S. bank until the earlier of the consummation of the Business Combination or our liquidation. We will receive lower interest on the funds held in such deposit account (as compared to continuing to invest such funds in interest-bearing U.S. government securities). As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public stockholders would receive upon any redemption of Public Shares or our liquidation.

FORWARD-LOOKING STATEMENTS

This Proxy Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 4, 2023, our Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023, and in other reports we file with the SEC. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 9:30 AM Eastern Time on August 14, 2023, as a virtual meeting. The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast register to attend at https://www.cstproxy.com/seaportglobalacquisition2/sm2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
+1 857-999-9155 (standard rates apply)
Conference ID: 8737543#

Please be sure to follow instructions found on your proxy card. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the Special Meeting.

To attend the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the Special Meeting, you may register to do so as described above.

Beneficial owners who wish to vote during the Special Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares to obtain a legal proxy. After contacting our transfer agent a beneficial owner will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial owners should contact our transfer agent at least five (5) business days prior to the meeting date. All holders can register to attend the meeting with their voting control number.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s common stock at the close of business on July 20, 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned on the record date. The Company’s warrants do not carry voting rights. At the close of business on the record date for the Special Meeting, there were 7,843,498 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem all or a portion of your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Advantage at (877) 870-8565 (toll free), or brokers and banks may call collect (206) 870-8565. You may contact Advantage by email at ksmith@advantageproxy.com.

BACKGROUND

We are a blank check company incorporated on June 21, 2021 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our principal executive offices are located at 360 Madison Avenue, 23rd Floor, New York, NY, 10017.

Following the closing of the IPO on November 19, 2021, an amount of $145,906,250 ($10.15 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in a trust account (the “Trust Account”), which have been invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of one hundred eighty (180) days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act. Based upon the amount in the Trust Account as of July 20, 2023, which was approximately $44.9 million, we estimate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.56 at the time of the Special Meeting.

Following the redemptions in connection with our previous extension in February 2023, there are currently 7,843,498 shares of our Class A common stock, $0.0001 par value, issued and outstanding. In addition, there are outstanding warrants to purchase an aggregate of 14,718,750 shares of common stock at an exercise price of $11.50 per share.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of Class B common stock and warrants that may become exercisable in the future. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers”.

Pursuant to the terms of our Amended and Restated Certificate of Incorporation, if our Business Combination is not consummated by August 19, 2023, then we will dissolve and liquidate in accordance with the Amended and Restated Certificate of Incorporation, and we will distribute all amounts in the Trust Account, unless the Company extends the period of time to consummate a Business Combination as detailed in our final prospectus related to our IPO filed with the SEC on November 18, 2021.

The Board currently believes that there will not be sufficient time before August 19, 2023, to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension and that, without the Extension, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem all or a portion of your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will be entitled to vote on the Business Combination when it is submitted to stockholders and will retain the right to redeem all or a portion of your public shares for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the Extended Date.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination to the Extended Date to allow the Company more time to complete its Business Combination.

On June 1, 2023, we entered into the Merger Agreement by and among Merger Sub, and ABM. Pursuant to the Merger Agreement, Merger Sub will merge with and into ABM, with ABM surviving the merger. As a result of the Business Combination, ABM will become a wholly-owned subsidiary of SGII, with the stockholders of ABM becoming stockholders of SGII. The Company believes that given its expenditure of time, effort and money on finding a Business combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

On July 14, 2023, the Company, Merger Sub and ABM entered into the Amendment. Pursuant to the Amendment, the Parties agreed to (i) reduce the value of the shares of the Company’s common stock to be paid as consideration to ABM’s stockholders from $160 million to $120 million, (ii) extend the Merger Agreement’s termination date from August 19, 2023 to February 19, 2024; and (iii) amend the Merger Agreement to fund one-half of the additional payment into trust (i.e., $0.015 per share by ABM) that the Company intends to make in connection with the Extension. If ABM fails to make any such contribution that is subsequently funded by the Company, then ABM shall issue to the Sponsor a number of shares with value equal to two times the amount of all Contribution Shortfalls either (a) if the transactions under the Merger Agreement close, of the post-business combination company or (b) if the transactions under the Merger Agreement do not close, of ABM.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement as Annex A.

The Company’s public stockholders will have an opportunity to have their public shares redeemed in accordance with the Company’s charter either upon enactment of the Extension Amendment or, whether or not the Extension Amendment Proposal is approved, upon consummation of the Business Combination or in connection with the winding up of the Company. See “Redemption Rights” below.

Reasons for the Extension Amendment Proposal

The Company’s Amended and Restated Certificate of Incorporation provides that the Company has until August 19, 2023 to complete the purposes of the Company, including effecting a business combination under its terms. The purpose of the Extension Amendment is to allow the Company more time to complete its Business Combination.

The Company’s charter provides that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to amend the charter to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Because we believe that the Business Combination would be in the best interests of our stockholders, and because we do not expect to be able to conclude the Business Combination before August 19, 2023, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination until the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

Extension Payment

If the stockholders approve the Extension Amendment Proposal and the Extension Amendment becomes effective, for each Remaining Share the Company will deposit (or cause to be deposited) $0.04 per share in the Trust Account for each one-month extension. ABM has agreed that it will contribute to the Company each month for purposes of the Extension Payments an amount equivalent to $0.015 per Remaining Share. For further details, see “Proposal One — The Extension Amendment Proposal”. Each Extension Payment will be deposited as additional interest on the proceeds in the Trust Account and will be distributed pro rata as a part of redemption amount to each Remaining Share in connection with a future redemption. The first Extension Payment after the approval of the Extension Amendment Proposal must be made prior to August 19, 2023.

The per-share pro rata portion of the trust account on the Record Date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $10.56. If the Extension is approved, the redemption amount per share at the meeting for a potential merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination or the Company’s subsequent liquidation will be approximately $10.80, including Extension Payments. If you are a public shareholder and elect not to redeem the shares of Common Stock in connection with the Extension, you may be entitled to a redemption price of $10.80 (assuming the full amount of the Extension Payments) in comparison to the current redemption amount of $10.56 per share (solely based on the redemption price as of the current Record Date).

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved, we will not amend our charter to extend the deadline for effecting a business combination. If that deadline is not extended, it is highly unlikely that we will consummate the Business Combination by August 19, 2023. If we have not consummated the Business Combination by August 19, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and warrants.

If the Company redeems its shares, there is a significant risk that a redemption of the public shares will be subject to the 1% excise tax applicable to stock repurchases by U.S. public companies pursuant to the Inflation Reduction Act of 2022 (“IRA”), although the Company would not expect the 1% excise tax to apply if there is a complete liquidation of our public shares under Sec. 331 of the Code. However, it is not entirely clear whether Sec. 331 applies to a liquidation if a class of stock does not receive at least partial payment in that liquidation. The application of the excise tax to any redemptions the Company made after December 31, 2022, could potentially reduce the per-share amount that public stockholders would otherwise be entitled to receive, and could cause a reduction in the cash available on hand to complete a Business Combination and limit our ability to complete the Business Combination.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, each public stockholder may seek to redeem its public shares as described under “Redemption Rights,” below. We cannot predict the amount that will remain in the Trust Account following any redemptions, and the amount remaining in the Trust Account may be only a small fraction of the approximately $44.9 million that was in the Trust Account as of the Record Date. If the Extension Amendment Proposal is approved, neither the Sponsor nor the Company will be required to deposit additional funds into the trust account in connection with the Extension. We will not proceed with the Extension Amendment or the Trust Amendment if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, unless the Redemption Limitation Amendment Proposal is approved.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem all or a portion of your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders, and you will have the right to redeem all or a portion of your public shares for cash in the event the Business Combination is approved and completed. You will also be entitled to receive your share of the funds in the Trust Account if we have not consummated a Business Combination by the Extended Date.

Required Vote

The affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem all or a portion of your public shares for cash in connection with the Extension Amendment whether or not you vote on the Extension Amendment Proposal, and regardless of how you vote, so long as you exercise your redemption rights as described below under “Redemption Rights.” The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Extension.

Our Sponsor, all of our directors, and our executive officers and their affiliates, are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers of the Company and their affiliates, and the Representatives beneficially owned and were entitled to vote an aggregate of 3,393,750 shares, representing approximately 43% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	our Sponsor owns 3,393,750 Founder Shares and 7,531,250 warrants; none of these securities are subject to redemption, and all will expire worthless if a business combination is not consummated by August 19, 2023, unless the Extension Amendment is implemented;

•	if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.15 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•	none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on the Business Combination and may even continue to serve following the Business Combination and receive compensation thereafter.

Redemption Rights

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. A public stockholder will have this redemption right regardless of how it votes, or whether it votes, with respect to the Extension Amendment Proposal. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve the Business Combination, or if the Company has not consummated the Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM ALL OR A PORTION OF YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, COMPLY, OR ENSURE YOUR BANK OR BROKER COMPLIES, WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON AUGUST 10, 2023. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A STOCKHOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER, AND ADDRESS IN ORDER TO VALIDLY REDEEM ITS PUBLIC SHARES.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on August 10, 2023 (two (2) business days before the Special Meeting), you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or deliver your shares to the transfer agent electronically using the Depository Trust Company’s (“DTC”) DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m.  Eastern time on August 10, 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m.  Eastern time on August 10, 2023 (two (2) business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of the record date, the Company estimates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.56 at the time of the Special Meeting. The closing price of the Company’s common stock on July 20, 2023 was $10.50.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m.  Eastern time on August 10, 2023 (two (2) business days before the Special Meeting).

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of certain material U.S. federal income tax considerations for stockholders of our public shares that elect to redeem all or a portion of their public shares for cash pursuant to an exercise of redemption rights described in this proxy statement. This section applies only to stockholders that hold public shares as capital assets within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	S corporations;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	tax-qualified retirement plans;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents or citizens of the United States;

•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired our shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our shares as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•	persons subject to the alternative minimum tax;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code ) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•	foreign corporations with respect to which there are one or more United States stockholders within the meaning of U.S. Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•	passive foreign investment companies or their stockholders

•	the Sponsor or our directors and officers; or

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

The discussion below is based upon the provisions of the Code, the U.S. Treasury Regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof. Those authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. This discussion does not address any aspect of other U.S. federal tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

For purposes of this summary, a “Redeeming U.S. Holder” is a beneficial owner that elects to redeem all or a portion of its public shares for cash pursuant to an exercise of redemption rights described in this proxy statement and is, for U.S. federal income tax purposes:

•	an individual who is a United States citizen or resident of the United States for U.S. federal income tax purposes;

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes created in, or organized under the law of, the United States or any state or political subdivision thereof;

•	an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more “United States persons” (as defined in Section 7701(a)(30) of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable U.S. Treasury Regulations to be treated as a “United States person.”

A “Redeeming Non-U.S. Holder” is a beneficial owner of shares that elects to redeem all or a portion of its public shares for cash pursuant to an exercise of redemption rights described in this proxy statement and is neither a Redeeming U.S. Holder nor a partnership (or other pass-through entity) for U.S. federal income tax purposes.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons that hold any of our securities through such entities. If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes or other pass-through entity) holds our securities, the tax treatment of a partner, member or other beneficial owner in such partnership (or other pass-through entity) will generally depend upon the status of the partner, member or other beneficial owner, the activities of the partnership (or other pass-through entity) and certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership (or other pass-through entity) holding our securities, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY STOCKHOLDER. EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER ELECTING TO REDEEM ALL OR A PORTION OF THEIR PUBLIC SHARES FOR CASH PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S INCOME AND NON-INCOME. TAX LAWS.

Certain Material U.S. Federal Income Tax Considerations to Redeeming U.S. Holders

Tax Treatment of the Redemption – In General

The U.S. federal income tax consequences to a Redeeming U.S. Holder of public shares that exercises its redemption rights to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as (i) a sale of the public shares redeemed under Section 302 of the Code, as described below under “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” or (ii) a distribution under Section 301 of the Code, as described below under “—Taxation of Non-Liquidating Distributions.”

A non-liquidating redemption generally will qualify as a sale of such public shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company, or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only public shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to public shares owned directly, shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

A non-liquidating redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of our outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of our outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption directly and constructively owns less than 50 percent of our total combined voting shares. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the public shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the public shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation which shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a Redeeming U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our shares and warrants that occur as part of a plan that includes such redemption.

If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed stockholder and the tax effects to such Redeeming U.S.  Holder will be as described below under “—Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to such stockholder’s adjusted tax basis in its remaining stock, or, if it has none, to such stockholder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s public shares is treated as a non-liquidating redemption, then such redemption will generally be treated as a distribution with respect to the shares under Section 301 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Non-liquidating distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will generally be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s public shares. Any remaining excess will generally be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public shares and will be treated as described under “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” Dividends we pay to a Redeeming U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. However, for corporate shareholders who have held our stock for not more than two years, any dividends that qualify as “extraordinary” under Section 1059 of the Code may result in basis reduction and gain recognition. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate Redeeming U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent a Redeeming U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction, the avoidance of extraordinary dividend treatment or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption qualifies as a sale or exchange of such U.S. Holder’s public shares under Section 302 of the Code, such U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one (1) year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. Redeeming U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Information Reporting and Backup Withholding

Information reporting requirements generally will apply to payments of dividends (including constructive dividends) on our common stock and to the proceeds of a sale or other disposition of our securities unless the Redeeming U.S. Holder establishes that it is an exempt recipient, such as a corporation. Backup withholding will apply to those payments if the Redeeming U.S. Holder fails to provide the holder’s taxpayer identification number, or certification of exempt status, or if the holder otherwise fails to comply with applicable requirements to establish an exemption. Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the Redeeming U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Certain Material U.S. Federal Income Tax Considerations to Redeeming Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a Redeeming Non-U.S. Holder’s public shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of any non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in its shares of our public shares and, to the extent such distribution exceeds the Redeeming Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or exchange of our public shares, which will be treated as described under “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Non-liquidating distributions paid to a Redeeming Non-U.S. Holder that are treated as dividends that are effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if a tax treaty applies, are attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder) will generally not be subject to 30% U.S. withholding tax, provided such Redeeming Non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally be subject to U.S. federal income tax, net of (provided an appropriate tax return is timely filed) certain deductions, at the same graduated individual or corporate tax rates applicable to Redeeming U.S. Holders. If the Redeeming Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

A Redeeming Non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above) unless:

•	the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder);

•	the Redeeming Non-U.S. Holder is an individual who is present in the United States for one hundred eighty-three (183) days or more in the taxable year of disposition and certain other conditions are met; or

•	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Redeeming Non-U.S. Holder held our public shares.

Unless an applicable tax treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code (a “USRPHC”) if the fair market value of its “United States real property interests” (as defined in Section 897(c)(1) of the Code) equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a USRPHC.

Sections 1471 through 1474 of the Code and the U.S. Treasury Regulations and administrative guidance promulgated thereunder (“FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of our securities which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (1) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (2) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which our securities are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of our securities held by a stockholder that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (1) certifies to us or the applicable withholding agent that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. Although FATCA withholding will apply to a redemption of our securities that is treated as a dividend, FATCA withholding with respect to a redemption of our securities that is treated as a sale or exchange was to take effect on January 1, 2019; however, proposed U.S. Treasury Regulations, which may currently be relied upon by taxpayers until final U.S. Treasury Regulations are published, eliminate FATCA withholding on such types of payments. Redeeming Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on the redemption.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to payments of dividends and proceeds from the sale of our securities to Redeeming Non-U.S. Holders that are not exempt recipients. We must report annually to the IRS and to each such holder the amount of dividends or other distributions we pay to such Redeeming Non-U.S. Holder on our public shares and the amount of tax withheld with respect to those distributions, regardless of whether withholding is required. The IRS may make copies of the information returns reporting those dividends and amounts withheld available to the tax authorities in the country in which the Redeeming Non-U.S. Holder resides pursuant to the provisions of an applicable income tax treaty or exchange of information treaty.

The gross amount of dividends and proceeds from the redemption of public shares paid to a stockholder that fails to provide the appropriate certification in accordance with applicable U.S. Treasury Regulations generally will be subject to backup withholding at the applicable rate.

Information reporting and backup withholding are generally not required with respect to the amount of any proceeds from the redemption by a Redeeming Non-U.S.  Holder of public shares outside the United States through a foreign office of a foreign broker that does not have certain specified connections to the United States. However, if a Redeeming Non-U.S. Holder redeems public shares through a U.S. broker or the U.S. office of a foreign broker, the broker will generally be required to report to the IRS the amount of proceeds paid to such holder, unless the Redeeming Non-U.S. Holder provides appropriate certification (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable) to the broker of its status as a Redeeming Non-U.S.  Holder or such Redeeming Non-U.S.  Holder is an exempt recipient. In addition, for information reporting purposes, certain non-U.S. brokers with certain relationships with the United States will be treated in a manner similar to U.S. brokers.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Redeeming Non-U.S. Holder will be allowed as a credit against such stockholder’s U.S. federal income tax liability, if any, and may entitle such stockholder to a refund, provided that the required information is timely furnished to the IRS.

All Redeeming Non-U.S.  Holders should consult their tax advisors regarding the application of information reporting and backup withholding to them

Inflation Reduction Act

On August 16, 2022, the IRA was signed into law. The IRA contains corporate tax reforms, including a 15% minimum tax on the adjusted financial statement income within the meaning of the IRA of certain large corporations and a 1% excise tax on certain publicly traded corporations that buy back stock from their shareholders. As a result of the IRA, we may be subject to an increase in our effective tax rate and the amount of funds available for distribution in connection with a liquidation may decrease and cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination, although we would not expect the 1% excise tax to apply if there is a complete liquidation of our public shares under Sec. 331 of the Code. However, it is not entirely clear whether Sec. 331 applies to a liquidation if a class of stock does not receive at least partial payment in that liquidation.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax considerations for stockholders exercising redemption rights is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares and any redemption of your public shares.

PROPOSAL NO. 2 – THE TRUST AMENDMENT PROPOSAL

Overview

On November 17, 2021, the Company entered into that certain Investment Management Trust Agreement, dated November 17, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”) in connection with our IPO and a potential business combination.

The proposed amendment to the Trust Agreement, in the form set forth in Annex B hereof (the “Trust Amendment”), would amend the Trust Agreement to authorize the Extension as contemplated by the Extension Amendment Proposal.

Reasons for the Proposal

The purpose of the Trust Amendment Proposal is to authorize the Extension under the Trust Agreement, as the Extension is not contemplated under the Trust Agreement’s current terms.

We believe that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Extension.

Vote Required for Approval

The affirmative vote of holders of 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Trust Amendment Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Trust Amendment Proposal. If you do not want the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Trust Amendment.

Our Sponsor, all of our directors, executive officers and their affiliates, and the Representatives are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor and directors and officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 3,393,750 shares, representing approximately 43% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Trust Amendment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Trust Amendment Proposal.

PROPOSAL NO. 3 – THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The proposed Redemption Limitation Amendment would amend the Charter substantially in the form set forth in Annex A to eliminate from the Charter the limitation that Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Proposal

If the Extension Proposals are approved but the redemptions of Public Shares would cause us to exceed the Redemption Limitation then we may not be able to proceed with the Extension. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination, it is appropriate for the Company not to be subject to a limitation in respect of the number of Public Shares that can be redeemed in connection with the Extension Amendment Proposal. Therefore, the Board has determined that it is in the best interests of our stockholders amend the Charter to permit us to redeem our Public Shares even if such redemptions would cause our net tangible assets to be less than $5,000,001. If the Extension Proposals and the Redemption Limitation Amendment Proposal are approved, we plan to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination and related proposals.

If the Extension Proposals are approved but the Redemption Limitation Amendment Proposal is not approved and redemptions have exceeded the Redemption Limitation, we may not be able to proceed with the Extension. In that scenario, it is expected that the Company (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less amounts released to the Company to pay its franchise and income taxes and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Delaware law, to provide for claims of creditors and other requirements of applicable law. Furthermore, the Trust Agreement provides that if the Company does not complete an initial business combination by August 19, 2023, or by the applicable deadline as extended pursuant to the Amended and Restated Certificate of Incorporation, then the Trustee will liquidate the Trust Account in accordance with the terms of the Trust Agreement.

If the Redemption Limitation Amendment Proposal Is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, our Board will not be able to implement the Extension if redemptions of Public Shares would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Offering Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A common stock. Any shares of Class A common stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals set forth in this proxy statement. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any Public Shares. In such case, Public Shares that a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by August 19, 2023.

The Sponsor has waived their rights to participate in any liquidation distribution with respect to the 3,393,750 Founder Shares held by it. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Redemption Limitation Amendment Proposal Is Approved

If the Redemption Limitation Amendment Proposal is approved and redemptions of Public Shares would exceed the Redemption Limitation, the Company will amend the Amended and Restated Certificate of Incorporation with the amendment substantially in the form set forth in Annex A. If the Redemption Limitation Amendment Proposal is approved and redemptions of Public Shares would not exceed the Redemption Limitation, the Company may nevertheless determine, in its sole discretion, to amend the Certificate of Amendment with the amendment substantially in the form set forth in Annex A. For further details, see “Proposal One — The Extension Amendment Proposal — If the Extension Amendment Proposal Is Approved”.

Vote Required for Approval

The affirmative vote of holders of 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Trust Amendment Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Trust Amendment Proposal. If you do not want the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Trust Amendment.

Our Sponsor, all of our directors, executive officers and their affiliates, and the Representatives are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor and directors and officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 3,593,750 shares, representing approximately 20% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Trust Amendment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth as of July 20, 2023 the number of shares of common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding shares of common stock; (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of July 20, 2023, we had 7,843,498 shares of common stock issued and outstanding.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record of beneficial ownership of any shares of common stock issuable upon exercise of the public or private warrants, as these warrants are not exercisable within sixty (60) days of July 20, 2023.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Common Stock
Seaport Global SPAC II, LLC (our sponsor)(2)	3,393,750		43.20%
Stephen C. Smith(2)	3,393,750		43.20%
Jay Burnham(3)	-		-
Shelley Greenhaus(3)	-		-
Jeremy Hedberg(3)	-		-
Charles Yamarone(3)	-		-
Salvatore Bonomo(3)	-		-
Edward Heim(3)	-		-
All officers and directors as a group (7 individuals)	3,393,750		43.20%
Other 5% Holders
Saba Capital Management, L.P.(4)	1,431,539	(11)	N/A	%
Barclays PLC(5)	1,095,131	(11)	N/A	%
Adage Capital Partners, GP, LLC (6)	1,000,000	(11)	N/A	%
Polar Asset Management Partners, Inc.(7)	927,514	(11)	N/A	%
First Trust Capital Management L.P.(8)	884,177	(11)	N/A	%
Highbridge Capital Management, LLC(9)	746,018	(11)	N/A	%
Shaolin Capital Management LLC(10)	898,630	(11)	N/A	%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Seaport Global Acquisition Corp., 360 Madison Avenue, 23rd Floor, New York, NY 10017.

(2)	Seaport Global SPAC II, LLC, our sponsor, is the record holder of the securities reported herein. Seaport Global Asset Management, LLC is the managing member of our sponsor and Stephen Smith, our Chairman and Chief Executive Officer, is the Chief Executive Officer of Seaport Global Asset Management, LLC. By virtue of these relationships, Mr. Smith may be deemed to have or share beneficial ownership of the securities held of record by our sponsor. Mr. Smith disclaims any such beneficial ownership except to the extent of his pecuniary interest.

(3)	Each of these individuals holds a direct or indirect interest in our sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)	According to Schedule 13G/A filed with the SEC on February 14, 2023 by Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein (together, the “Reporting Persons”). The Reporting Persons have entered into a Joint Filing agreement, dated November 26, 2021, pursuant to which the Reporting Persons have agreed to file this statement and any subsequent amendments hereto jointly in accordance with the provision of Rule 13d-1(k)(1) under the Act. The address of the principal business office of the Reporting Persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(5)	According to Schedule 13G filed with the SEC on January 30, 2023 by Barclays PLC and Barclays Bank PLC (together the “Reporting Persons”). The Reporting Persons have entered into a Joint Filing Agreement, dated January 10, 2023, pursuant to which the Reporting Persons have agreed to file this statement and any subsequent amendments hereto to jointly in accordance with the provisions of Rule 13d-1(k)(1) under the Act. The address of the principal business office of the Reporting Persons is 1 Churchill Place, London, E14 5HP, England.

(6)	According to Schedule 13G filed with the SEC on November 29, 2021 by Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”) with respect to the Class A Common Stock directly owned by it; Adage Capital Partners GP, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACPGP”), as general partner of ACP with respect to the Class A Common Stock directly owned by ACP; Adage Capital Advisors, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACA”), as managing member of ACPGP, general partner of ACP, with respect to the Class A Common Stock directly owned by ACP; Robert Atchinson (“Mr. Atchinson”), as managing member of ACA, managing member of ACPGP, general partner of ACP with respect to the Class A Common Stock directly owned by ACP; and Phillip Gross (“Mr. Gross”), as managing member of ACA, managing member of ACPGP, general partner of ACP with respect to the Class A Common Stock directly owned by ACP. The foregoing persons are hereinafter sometimes collectively referred to as the “Reporting Persons.” The address of the business office of each of the Reporting Persons is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116. ACP has the power to dispose of and the power to vote the Class A Common Stock beneficially owned by it, which power may be exercised by its general partner, ACPGP. ACA, as managing member of ACPGP, directs ACPGP’s operations. Messrs. Atchinson and Gross, as managing members of ACA, have shared power to vote the Class A Common Stock beneficially owned by ACP.

(7)	According to Schedule 13G filed with the SEC on February 13, 2023 by Polar Asset Management Partners Inc.(the “Reporting Person”). The Reporting Person is an investment fund manager, portfolio manager, exempt market dealer and commodity trading manager registered with the Ontario Securities Commission. The address of the principal business office of the Reporting Person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(8)	According to Schedule 13G filed with the SEC on February 14, 2023 by First Trust Merger Arbitrage Fund (“VARBX”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”), and FTCS Sub GP LLC (“Sub GP”),(together the “ Reporting Persons”). The Reporting Persons have entered into a Joint Filing Agreement, dated February 14, 2023, pursuant to which the Reporting Persons have agreed to file this statement and any subsequent amendments hereto jointly in accordance with the provision of Rule 13d-1(k)(1) under the Act. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.

(9)	According to Schedule 13G filed with the SEC on February 2, 2023 by Highbridge Capital Management, LLC (the “Reporting Person”), a Delaware limited liability company and the investment adviser to certain funds and accounts (the “Highbridge Funds”) with respect to the shares of Class A Common Stock directly held by the Highbridge Funds. The address of the principal business office of the Reporting Person is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(10)	According to Schedule 13G filed with the SEC on February 13, 2023 by Shaolin Capital Management LLC (the “Reporting Person”), a company incorporated under the laws of State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company; MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, and DS Liquid DIV RVA SCM LLC being managed accounts advised by the Reporting Person. The address of the business office of the Reporting Person is 7610 NE 4th Court, Suite 104 Miami FL 33138.

(11)	The information contained in the Schedule 13Gs and 13G/As regarding number and percentage of shares owned are as of December 31, 2022. On February 14, 2023, in connection with the Meeting, the holders of 10,125,252 public shares of common stock of the Company exercised their right to redeem their shares.

STOCKHOLDER PROPOSALS

If the Extension Proposals are approved and the Extension Amendment is filed, the Company’s next annual meeting of stockholders will likely be held on or about August 2023. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. You should direct any proposals to the Company’s Corporate Secretary at 360 Madison Avenue, 23rd Floor, New York, NY 10017 c/o Stephen Smith. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the next annual meeting, under the Company’s Bylaws you must give timely notice of the matter or the nomination, in writing, to the Company’s Corporate Secretary not later than the close of business on the ninetieth (90th) day nor earlier than the opening of business on the one hundred twentieth (120th) day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day before the meeting and not later than the later of (i) the close of business on the ninetieth (90th) day before the meeting or (ii) the close of business on the tenth (10th) day following the day on which public announcement of the date of the annual meeting is first made by the Company.

If the Extension Proposals are not approved, there will be no further annual meetings of the Company.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at proxy@continentalstock.com to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from the Company at:

Seaport Global Acquisition II Corp.
Attention: Stephen Smith
360 Madison Avenue, 23rd Floor
New York, NY 10017
Telephone: (212) 616-7700

If you are a stockholder of the Company and would like to request documents, please do so by August 7, 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Annex A

PROPOSED SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SEAPORT GLOBAL ACQUISITION II CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

SEAPORT GLOBAL ACQUISITION II CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Seaport Global Acquisition II Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 21, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 17, 2021 (the “Amended and Restated Certificate of Incorporation”) and an Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 14, 2023 (the “First Amendment”).

2.	This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.	This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on November 1, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination within 21 months from the closing of the Offering; provided that the Company may extend such date on a monthly basis by up to an additional six months, to up to 27 months from the closing of the Offering, provided that the Sponsor (or its affiliates or designees) will deposit into the Trust Account an amount determined by multiplying $0.04 by the number of public shares then outstanding for each such monthly extension, until February 19, 2024, unless the closing of the Company’s initial business combination shall have occurred, and (iii) the redemption of Offering Shares properly tendered in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.	The text of Section 9.2(a) of Article IX is hereby amended and restated to read in full as follows:

Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

6.	The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

In the event that the Corporation has not consummated an initial Business Combination within 21 months from the closing of the Offering, the Board may extend the period of time to consummate an initial Business Combination (an “Extension”) by an additional 6 months, or such earlier date as determined by the Board, for a total of up to 27 months to consummate an initial Business Combination, or if it fails to do so, it shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

7.	The text of Section 9.2(e) of Article IX is hereby amended and restated to read in full as follows:

If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

8.	The text of Section 9.2(f) of Article IX is hereby deleted in its entirety.

9.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (ii) any other provisions relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.

A-2

IN WITNESS WHEREOF, Seaport Global Acquisition II Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this ____ day of ______, 2023.

SEAPORT GLOBAL ACQUISITION II CORP.

By:
Name:	Stephen Smith
Title:	Chief Executive Officer

A-3

PROPOSED SECOND AMENDMENT
TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of      , 2023, to the Investment Management Trust Agreement (the “Trust Agreement”) is made by and between Seaport Global Acquisition II Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into the Trust Agreement on November 17, 2021;

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of the Company held on      , 2023, the Company’s stockholders approved (i) a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “A&R COI”) to authorize the Company to extend the date from August 19, 2023 to February 19, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis by an additional one month each time after August 19, 2023, until February 19, 2024, or a total of up to six months after August 19, 2023, or such earlier date as determined by the Board, by which the Company must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, or (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and redeem all of the shares of common stock of the Company included as part of the units sold in the Company’s initial public offering that was consummated on November 19, 2021, and (ii) a proposal to amend the Trust Agreement to authorize the Extension and its implementation by the Company; and

NOW THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“Commence liquidation of the Trust Account only after and promptly after: (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by at least two of its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; or (y) the date which is the later of: (1) 21 months after the closing of the Offering, which may be extended up to 27 months after the closing of the Offering, or such earlier date as determined by the Board, pursuant to the Company’s Amended Certificate of Incorporation (“Amended Charter”); and (2) such later date as may be approved by the Company’s stockholders in accordance with the Amended Charter if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;

2.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

3.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

4.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(d) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
[ ]

SEAPORT GLOBAL ACQUISITION II CORP.

By:
Stephen Smith, Chief Executive Officer

B-2

PROXY CARD

SEAPORT GLOBAL ACQUISITION II CORP.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

 The undersigned hereby appoints Stephen Smith and Jay Burnham as proxies of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Seaport Global Acquisition II Corp. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on August 14, 2023 at 9:30 am Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated July 25, 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	Proposal 1 – Extension Amendment Proposal: A proposal to amend the Company’s amended and restated certificate of incorporation (as amended by that certain amendment to the amended and restated certificate of incorporation dated as of February 14, 2023, the “Amended and Restated Certificate of Incorporation”) by allowing us to extend the date by which we have to consummate a business combination (the “Combination Period”) from August 19, 2023 to February 19, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis by an additional one month each time after August 19, 2023, until February 19, 2024, or a total of up to six months after August 19, 2023, or such earlier date as determined by our board of directors (the “Board”), which we refer to as the “Extension” and such later date, the “Extended Date,” or if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering. A copy of the proposed amendment, which we refer to as the “Extension Amendment,” is set forth in Annex A to the accompanying Proxy Statement.

For ☐	Against ☐	Abstain ☐

2.	Proposal 2 – Trust Amendment Proposal: A proposal to amend the Investment Management Trust Agreement, dated November 17, 2021, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to authorize the Extension and its implementation by the Company (the “Trust Amendment Proposal” and, together the Extension Amendment Proposal, the “Extension Proposals”).

For ☐	Against ☐	Abstain ☐

3.	Proposal 3 – Redemption Limitation Amendment Proposal: A proposal to amend the Company’s Amended and Restated Certificate of Incorporation, in the form set forth in Annex A to the accompanying Proxy Statement (the “Redemption Limitation Amendment”) to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

For ☐	Against ☐	Abstain ☐

NOTE: IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Signature of Stockholder

PLEASE PRINT NAME

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.